UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2015

THE RADIANT CREATIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136663	45-2753483
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harbour Financial Center

2401 PGA Boulevard, Suite 280-B

Palm Beach Gardens, FL  33410

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (561) 420-0380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Radiant Creations Group, Inc. Is referred to herein as “us”, “we”, “our” or the Company.

Item 8.01 Other Events.

As previously reported in our Definitive Schedule 14C filed with the Securities & Exchange Commission on September 4, 2015, our majority shareholder and board of directors approved a 1-for-1,250 share reverse stock split of our common shares.

The reverse stock will take effect at the open of business September 25, 2015. Our new ticker symbol will be RCGPD. The “D” will be removed from our ticker symbol in 20 business days and the symbol will revert back to RCGP.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RADIANT CREATIONS GROUP, INC.

Date: September 24, 2015	By: /s/ Michael Alexander Michael Alexander, Chief Executive Officer

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